Supplement to the
Fidelity Managed Retirement 2025 Fund℠
September 29, 2018
Summary Prospectus

Effective April 1, 2019, the following information replaces similar information for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.48%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses(a)	0.48%

(a)  Adjusted to reflect current fees.

Effective April 1, 2019, the following information replaces similar information for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

1 year	$49
3 years	$154
5 years	$269
10 years	$597

The systematic withdrawal plan (SWP) is no longer a feature of the Fidelity Managed Retirement Funds. References to the SWP feature in the prospectus no longer apply.

Effective April 1, 2019, the following replaces the first bullet under the “Principal Investment Strategies” section for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section.

  Investing primarily in a combination of Fidelity® domestic equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity® funds) in a manner that supports a withdrawal strategy to provide investors with income in retirement.

R96-SUM-19-01 1.9893826.100	March 15, 2019